EXHIBIT 99.1

Lawson Software Reports Preliminary Fourth Quarter and Fiscal 2006 Financial Results; Reports 9% Revenue Growth in Q4 for Legacy Lawson

    ST. PAUL, Minn.--(BUSINESS WIRE)--July 27, 2006--Lawson Software, Inc. (Nasdaq:LWSN) today reported preliminary financial results for the fiscal fourth quarter and fiscal year ended May 31, 2006. Final financial statements are pending completion of results for the former Intentia International AB, which Lawson acquired on April 24, 2006. These preliminary financial results include final unaudited results for the legacy Lawson operations and preliminary estimated ranges for the partial quarter of operations for Intentia. Because of the complexity of adopting U.S. GAAP for the former Intentia operations and the limited time between the closing date of the acquisition and Lawson's fiscal year end, the company anticipates that it will use the Securities and Exchange Commission's 15-day extension period for filing its audited financial statements and its Form 10-K.

    Preliminary Results of Consolidated Operations

    For the fourth quarter, the company expects total consolidated revenues of $125.0 to $126.6 million, including license revenues of $19.0 to $19.5 million. Excluded from the results are $3.0 to $3.5 million of deferred maintenance and service revenue that was written down under the purchase accounting method used for the Intentia acquisition. The company also expects to report a consolidated GAAP net loss of $9.3 to $12.8 million, or a net loss per diluted share of ($0.07) to ($0.09). The net loss is attributable to the consolidation of the former Intentia's financial results from the acquisition date. Included in these results are pre-tax expenses totaling $8.6 to $9.5 million for amortization of acquired intangible assets, restructuring charges, amortization of purchased maintenance contracts, acquisition related costs, and non-cash stock-based compensation.
    For the full fiscal year 2006, the company expects total consolidated revenue of $389.6 to $391.2 million, including license revenues of $70.8 to $71.3 million. Excluded from the results are $3.0 to $3.5 million of deferred maintenance and service revenue that was written down under the purchase accounting method used for the Intentia acquisition. The company also expects to report consolidated GAAP net income of $8.0 to $11.5 million, or fully diluted EPS between $0.07 an $0.10. Included in these results are pre-tax expenses totaling $25.1 to $26.2 million for amortization of acquired intangible assets, restructuring charges, amortization of purchased maintenance contracts, acquisition related costs, and non-cash stock-based compensation.

    Preliminary Results for Legacy Lawson Business

    Excluding the impact of Intentia's results from the acquisition date, legacy Lawson's revenues in the fourth quarter were up from the same period last year in every category. Total revenue for the legacy Lawson business was $94.6 million, an increase of 9 percent. License fees were $18.4 million, compared with $17.4 million last year. Maintenance revenues were $47.2 million, compared with $43.9 million last year. Consulting services revenues were $29.0 million, compared with $25.5 million last year.
    For the fourth quarter, legacy Lawson's GAAP net income was $7.2 million, compared with GAAP net income of $5.9 million in the same period last year. Included in these results are pre-tax expenses totaling $6.4 million for Lawson-specific merger and integration related costs, restructuring charges, amortization of acquired intangible assets, and amortization of purchased maintenance contracts. In the fourth quarter of fiscal year 2005, $2.9 million of pre-tax expenses for merger related costs, restructuring charges, amortization of acquired intangible assets, amortization of purchased maintenance contracts, and non-cash stock-based compensation were included in GAAP net income.
    On a full-year basis, excluding the impact of the partial quarter of Intentia's results, legacy Lawson's revenues for fiscal year 2006 were up from fiscal 2005 in every category, led by a healthy increase in license fees. Total legacy revenue was $359.2 million, an increase of 7 percent. License fees were $70.2 million, an increase of 22 percent. Maintenance revenues were $180.8 million, an increase of 6 percent. Consulting services revenues were $108.2 million, up 1 percent.
    For fiscal 2006, legacy Lawson's GAAP net income was $28.0 million, a five-fold increase over fiscal 2005 GAAP results of $5.3 million. Included in these 2006 results are pre-tax expenses totaling $22.9 million for Lawson-specific merger and integration related costs, restructuring charges, amortization of acquired intangible assets, amortization of purchased maintenance contracts, severance, and non-cash stock-based compensation. For the fiscal year 2005, the pre-tax expenses totaling $17.6 million for merger related costs, amortization of acquired intangible assets, amortization of purchased maintenance contracts, non-cash stock-based compensation, and SEC investigation costs were included in the GAAP net income.

    Strong Financial Results in Fiscal 2006

    "Our results reflect the significant progress we made in fiscal 2006 in legacy Lawson's business. Customer demand for our software is strong across our target markets," said Harry Debes, Lawson president and chief executive officer. "The process to close the accounting for the acquisition and to report Intentia's financial results under U.S. GAAP, which occurred just five weeks prior to our year-end, has been challenging. As a result, we anticipate that we will use the SEC's 15-day 10-K filing extension. This is a matter of taking the time we need to complete a highly complex process. We are looking forward to the filing of our 10-K in late August, which will be a culmination of much hard work and dedication from our accounting team. In the meantime, I'm excited about the work we've already begun to combine our businesses."

    Conference Call and Webcast

    The company will host a conference call and live webcast at 4:30 P.M. Eastern Time (3:30 P.M. Central Time) today, July 27, 2006, to discuss its preliminary fourth quarter, fiscal 2006 year-end results, and future outlook. Interested parties may listen to the call by dialing 800-857-4748 (passcode Lawson 727) and international callers 1-210-234-7123. A live webcast will also be available on www.lawson.com. Interested parties should dial into the conference call or access the webcast approximately 10-15 minutes before the scheduled start time.
    A replay will be available approximately one hour after the conference call concludes and will remain available for one week. The replay number is 866-407-9272 and international 1-203-369-0617. The webcast will remain on www.lawson.com for approximately two weeks.

    About Lawson Software

    Lawson Software provides software and service solutions to 4,000 customers in manufacturing, distribution, maintenance and service sector industries across 40 countries. Lawson's solutions include Enterprise Performance Management, Supply Chain Management, Enterprise Resource Planning, Customer Relationship Management, Manufacturing Resource Planning, Enterprise Asset Management and industry-tailored applications. Lawson solutions assist customers in simplifying their businesses or organizations by helping them streamline processes, reduce costs and enhance business or operational performance. Lawson is headquartered in St. Paul, Minn., and has offices around the world. Visit Lawson online at www.lawson.com.

    Forward-Looking Statements

    This press release contains forward-looking statements that contain risks and uncertainties. These forward-looking statements contain statements of intent, belief or current expectations of Lawson Software and its management. Such forward-looking statements are not guarantees of future results and involve risks and uncertainties that may cause actual results to differ materially from the potential results discussed in the forward-looking statements. The company is not obligated to update forward-looking statements based on circumstances or events that occur in the future. Risks and uncertainties that may cause such differences include but are not limited to: uncertainties in Lawson's ability to realize synergies and revenue opportunities anticipated from the Intentia International acquisition; uncertainties in the software industry; global military conflicts; terrorist attacks; pandemics, and any future events in response to these developments; changes in conditions in the company's targeted industries; increased competition and other risk factors listed in the company's most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission and as included in Lawson Holding's Form S-4 Proxy Statement/Prospectus filed with the Commission. Lawson assumes no obligation to update any forward-looking information contained in this press release.

    Use of Non-GAAP Financial Information

    In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Lawson Software reports non-GAAP financial results. Non-GAAP results, as presented in the attached consolidated financial statements, excludes amortization of all acquisition-related intangibles, restructuring charge and certain stock-based compensation expenses. In addition, Lawson's combined non-GAAP financial results include the historical results for Lawson and Intentia for comparative fiscal periods, deferred revenue that has been eliminated from GAAP results as part of the purchase accounting for the acquisition of Intentia, and adjustments based on the fair values of assets acquired and liabilities assumed as part of the acquisition, and exclude certain GAAP expenses, net of tax. Lawson's management believes the non-GAAP measures used in this press release are useful to investors because they provide supplemental information that facilitates comparisons to prior periods. Management uses these non-GAAP measures to evaluate its financial results, develop budgets and manage expenditures. The method Lawson uses to produce non-GAAP results is not computed according to GAAP, may differ from the methods used by other companies, and should not be regarded as a replacement for corresponding GAAP measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to the comparable GAAP results, which is attached to this release. Additional information can be found on the investor relations page of Lawson's website at www.lawson.com/investor.

                         Lawson Software, Inc.
          Estimated Condensed Consolidated Financial Measures
                               UNAUDITED
                 (in millions, except per share data)

----------------------------------------------------------------------

                               Estimated Three Months
                              Ended May 31, 2006 Range
                             --------------------------- Three Months
                                                             Ended
                                  Low          High      May 31, 2005
                             ------------- ------------- -------------

Total Revenue                       125.0         126.6          86.8

Cost of Sales                        65.0          63.7          35.3
                             ------------- ------------- -------------

Gross Profit                         60.0          62.9          51.5

Operating Expenses                   68.0          66.5          42.9
                             ------------- ------------- -------------

Operating Income                     (8.0)         (3.6)          8.6

Other Income                          1.7           1.2           1.5

Income Tax                            6.5           6.9           4.2
                             ------------- ------------- -------------

Net Income/(Loss)                   (12.8)         (9.3)          5.9
                             ============= ============= =============

Net Income/(Loss) Per Share        $(0.09)       $(0.07)        $0.06
                             ============= ============= =============

Weighted Average Shares
 Outstanding                        136.8         136.8         104.9

----------------------------------------------------------------------


                         Lawson Software, Inc.
                  Estimated Supplemental Information
                               UNAUDITED
                             (in millions)

----------------------------------------------------------------------

                               Estimated Three Months
                              Ended May 31, 2006 Range
                             --------------------------- Three Months
                                                             Ended
                                  Low          High      May 31, 2005
                             ------------- ------------- -------------
Purchase price impact on
 deferred maintenance and
 services recognized                  3.0           3.5             -

Amortization of acquired
 intangibles                          2.8           3.2           1.2

Restructuring                         2.9           3.1          (0.2)

Amortization of purchased
 maintenance                          1.0           1.0           1.0

Acquisition related                   1.9           2.2           0.8

Non-cash stock-based
 compensation                           -             -           0.1
                             ------------- ------------- -------------

                                     11.6          13.0           2.9
                             ============= ============= =============

Effective tax rate for
 modeling                              40%           35%           34%

----------------------------------------------------------------------


                         Lawson Software, Inc.
   Supplemental Condensed Consolidated Financial Statements Without
                           Intentia Results
                               UNAUDITED
                             (in millions)

----------------------------------------------------------------------

                              Three Months Three Months
                                 Ended         Ended        Percent
                             May 31, 2006  May 31, 2005     Change
                             ------------- ------------- -------------

Total Revenue                        94.6          86.8             9%

Cost of Sales                        38.8          35.3            10%
                             ------------- -------------

Gross Profit                         55.8          51.5             8%

Operating Expenses                   48.1          42.9            12%
                             ------------- -------------

Operating Income                      7.7           8.6           -10%

Other Income                          3.5           1.5           133%

Income Tax                            4.0           4.2            -5%
                             ------------- -------------

Net Income                            7.2           5.9            22%
                             ============= =============

----------------------------------------------------------------------


                         Lawson Software, Inc.
         Supplemental Information Without Intentia Information
                               UNAUDITED
                             (in millions)

----------------------------------------------------------------------

                              Three Months Three Months
                                 Ended         Ended
                             May 31, 2006  May 31, 2005
                             ------------- -------------

Amortization of acquired
 intangibles                          1.2           1.2

Restructuring                         2.9          (0.2)

Amortization of purchased
 maintenance                          1.0           1.0

Acquisition related                   1.3           0.8

Non-cash stock-based
 compensation                           -           0.1
                             ------------- -------------

                                      6.4           2.9
                             ============= =============

Effective tax rate for
 modeling                              35%           34%

----------------------------------------------------------------------


                         Lawson Software, Inc.
          Estimated Condensed Consolidated Financial Measures
                               UNAUDITED
                 (in millions, except per share data)

----------------------------------------------------------------------

                               Estimated Twelve Months
                              Ended May 31, 2006 Range
                             --------------------------- Twelve Months
                                                             Ended
                                  Low          High      May 31, 2005
                             ------------- ------------- -------------

Total Revenue                       389.6         391.2         335.2

Cost of Sales                       172.1         170.8         150.6
                             ------------- ------------- -------------

Gross Profit                        217.5         220.4         184.6

Operating Expenses                  204.6         203.1         180.8
                             ------------- ------------- -------------

Operating Income                     12.9          17.3           3.8

Other Income                          9.2           8.7           4.3

Income Tax                           14.1          14.5           2.8
                             ------------- ------------- -------------

Net Income                            8.0          11.5           5.3
                             ============= ============= =============

Net Income Per Share                $0.07         $0.10         $0.05
                             ============= ============= =============

Weighted Average Shares
 Outstanding                        114.4         114.4         104.6

----------------------------------------------------------------------


                         Lawson Software, Inc.
                  Estimated Supplemental Information
                               UNAUDITED
                             (in millions)

----------------------------------------------------------------------

                               Estimated Twelve Months
                              Ended May 31, 2006 Range
                             --------------------------- Twelve Months
                                                             Ended
                                  Low          High      May 31, 2005
                             ------------- ------------- -------------
Purchase price impact on
 deferred maintenance and
 services recognized                  3.0           3.5             -

SEC Investigation                       -             -           2.7

Amortization of acquired
 intangibles                          6.2           6.6           4.8

Restructuring                         3.0           3.2           5.0

Amortization of purchased
 maintenance                          4.0           4.0           4.0

Acquisition related                   5.6           6.1           0.8

Non-cash stock-based
 compensation                         6.3           6.3           0.3
                             ------------- ------------- -------------

                                     28.1          29.7          17.6
                             ============= ============= =============

Interest income on tax
 refund                               0.4           0.4             -
                             ============= ============= =============

Effective tax rate for
 modeling                              39%           38%           36%

----------------------------------------------------------------------


                         Lawson Software, Inc.
    Supplemental Condensed Consolidated Financial Measures Without
                           Intentia Results
                               UNAUDITED
                             (in millions)

----------------------------------------------------------------------

                             Twelve Months Twelve Months
                                 Ended         Ended        Percent
                             May 31, 2006  May 31, 2005     Change
                             ------------- ------------- -------------

Total Revenue                       359.2         335.2             7%

Cost of Sales                       145.9         150.6            -3%
                             ------------- -------------

Gross Profit                        213.3         184.6            16%

Operating Expenses                  184.7         180.8             2%
                             ------------- -------------

Operating Income                     28.6           3.8           653%

Other Income                         11.0           4.3           156%

Income Tax                           11.6           2.8           314%
                             ------------- -------------

Net Income                           28.0           5.3           428%
                             ============= =============

----------------------------------------------------------------------


                         Lawson Software, Inc.
         Supplemental Information Without Intentia Information
                               UNAUDITED
                             (in millions)

----------------------------------------------------------------------

                             Twelve Months Twelve Months
                                 Ended         Ended
                             May 31, 2006  May 31, 2005
                             ------------- -------------

SEC Investigation                       -           2.7

Amortization of acquired
 intangibles                          4.6           4.8

Restructuring                         3.0           5.0

Amortization of purchased
 maintenance                          4.0           4.0

Acquisition related                   5.0           0.8

Non-cash stock-based
 compensation                         6.3           0.3
                             ------------- -------------

                                     22.9          17.6
                             ============= =============

Interest Income on tax
 refund                               0.4             -
                             ============= =============

Effective tax rate for
 modeling                              39%           36%
----------------------------------------------------------------------

    CONTACT: Lawson Software, Inc., St. Paul
             U.S. Media:
             Terry Blake, 651-767-4766
             terry.blake@lawson.com
             or
             Investors and Analysts:
             Barbara Doyle, 651-767-4385
             barbara.doyle@lawson.com